UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Date of Report (Date Earliest Event Reported): May 30, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 30, 2024, the board of directors (the “Board”) of the Company concluded that the previously issued unaudited condensed consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023 (the “Original 10-Q”) should no longer be relied upon because of errors in those financial statements relating to the Company’s accounting for outstanding common stock warrants. In connection with the preparation of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, the Company identified errors relating to the accounting for outstanding common stock warrants described below.

In connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company has determined that the down round provision features of common stock warrants that the Company assumed in a business combination that closed on September 22, 2022 (the “Assumed Warrants”) had been triggered on September 19, 2023. The triggering event occurred as a result of the issuance of rights to receive shares (the “Rights”) under the terms of a Shares for Services Agreement (the “SSA Agreement”) dated September 19, 2023. The SSA Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 19, 2023. Under Section 3(b)(i) of the Form of Assumed Warrants, the Rights constituted a dilutive issuance and, as such, required the Company to reduce the per share exercise price of the outstanding Assumed Warrants and proportionally increase the number of Assumed Warrants outstanding.

In accordance with Accounting Standard Update (“ASU”) 2017-11, “Earnings Per Share (Topic 260) Distinguishing Liabilities from Equity (Topic 480) Derivatives and Hedging (Topic 815),” as amended, when determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity’s own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments. As a result, a freestanding equity-linked financial instrument (or embedded conversion option) no longer would be accounted for as a derivative liability at fair value as a result of the existence of a down round feature. For freestanding equity classified financial instruments, the amendments require entities that present earnings (loss) per share (EPS) in accordance with Topic 260 to recognize the effect of the down round feature when it is triggered. That effect is treated as a deemed dividend and as a reduction of income (or an increase in the net loss) available to common stockholders in basic and diluted EPS.

In May 2021, the Financial Accounting Standards Board (the “FASB”) issued ASU 2021-04, “Earnings Per Share (Topic 260), Debt—Modifications and Extinguishments (Subtopic 470-50), Compensation—Stock Compensation (Topic 718), and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40), Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options.” The FASB issued this update to clarify and reduce diversity in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options (for example, warrants) that remain equity classified after modification or exchange. The guidance clarifies whether an issuer should account for a modification or an exchange of a freestanding equity-classified written call option that remains equity classified after modification or exchange as (1) an adjustment to equity (that is, deemed dividends) and, if so, the related earnings per share (EPS) effects, if any, or (2) an expense and, if so, the manner and pattern of recognition. The deemed dividend represents the increase in the fair value of the derivative as a result of the modification.

During the six months ended June 30,2023, the Company recorded a deemed dividend of $2.5 million in connection with the Exchange Offer, which is more fully discussed in Note 7 to the unaudited condensed consolidated financial statements in the Original 10-Q. However, the Company did not record the deemed dividend resulting from the trigger of the down round provision feature of the Assumed Warrants in the Original 10-Q. Therefore, the deemed dividend was understated in the three and nine months ended September 30, 2023 by approximately $0.9 million. The Company is required to report any increase in the fair value of the Assumed Warrants resulting from a trigger of the down round provision feature as a deemed dividend in its financial statements with a corresponding increase in the net loss available to common shareholders.

The error discussed above also resulted in an understatement of the reported number of Assumed Warrants outstanding at September 30, 2023 from a reported 25,868 Assumed Warrants outstanding to a corrected 2,007,848 Assumed Warrants outstanding and an overstatement of the exercise price of the Assumed Warrants from a reported $62.10 per share to a corrected exercise price of $0.80 per share. Accordingly, we are restating our previously filed financial statements to correct these errors. The correction of the errors did not impact assets, liabilities, total stockholders’ deficit, total cash flows, net loss or comprehensive loss.

The effect of the restatement on each of our financial statements as of September 30, 2023 and for the three and nine months ended September 30, 2023 is as follows (dollars in thousands, except per share amounts):

Unaudited Condensed Consolidated Balance Sheets Data

	As Previously Reported September 30, 2023	Correction	As Restated September 30, 2023
Stockholders’ deficit
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, none shares issued and outstanding	$-	$-	$-
Common stock, $0.0001 par value, 500,000,000 shares authorized, 5,916,852 shares issued and outstanding	$6	$-	$6
Additional paid-in-capital	$161,180	$912	$162,092
Accumulated deficit	$(172,289)	$(912)	$(173,201)
Total stockholders’ deficit	$(11,103)	$-	$(11,103)

Unaudited Condensed Consolidated Statements of Operations Data

	For the Three Months Ended September 30, 2023 As Previously Reported	Correction	For the Three Months Ended September 30, 2023 As Restated
Net loss	$(3,660)	$-	$(3,660)
Deemed dividends	$-	$(912)	$(912)
Net loss to common stockholders	$(3,660)	$-	$(4,572)
Net loss per share, basic and diluted	$(0.75)	$(0.19)	$(0.94)

Unaudited Condensed Consolidated Statements of Operations Data

	For the Nine Months Ended September 30, 2023 As Previously Reported	Correction	For the Nine Months Ended September 30, 2023 As Restated
Net loss	$(22,592)	$--	$(22,592)
Deemed dividends	$(2,466)	$(912)	$(3,378)
Net loss to common stockholders	$(25,058)	$-	$(25,970)
Net loss per share, basic and diluted	$(7.48)	$(0.27)	$(7.75)

Unaudited Condensed Consolidated Statement of Changes in Stockholders’ Deficit Data

	For the Three Months Ended September 30, 2023 As Previously Reported	Correction	For the Three Months Ended September 30, 2023 As Restated
Additional paid-in-capital at September 30, 2023	$161,180	$912	$162,092
Accumulated deficit at September 30, 2023	$(172,289)	$(912)	$(173,201)

	For the Nine Months Ended September 30, 2023 As Previously Reported	Correction	For the Nine Months Ended September 30, 2023 As Restated
Additional paid-in-capital at September 30, 2023	$161,180	$912	$162,092
Accumulated deficit at September 30, 2023	$(172,289)	$(912)	$(173,201)

Unaudited Condensed Consolidated Statements of Cash Flows Supplemental Data

	For the Nine Months Ended September 30, 2023 As Previously Reported	Correction	For the Nine Months Ended September 30, 2023 As Restated
NONCASH INVESTING AND FINANCING ACTIVITIES:
Deemed dividends from Exchange Offer and trigger of down round provisions of Assumed Warrants	$2,466	$912	$3,378

The Company plans to file an amended Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 to include the unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2023 and related disclosures reflecting the correction of the errors described above and their related effects as soon as practicable.

The Board and the Company’s management have discussed the matters in this Current Report on Form 8-K with its independent registered public accounting firm, Kreit & Chiu CPA LLP.

Cautionary Note Regarding Forward-Looking Statements

Information contained in this Current Report on Form 8-K, other than historical information, may be considered “forward-looking statements.” Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “anticipates,” “will,” “plans,” “may,” “can,” “could,” “should,” “believe,” “think” or similar expressions are intended to identify forward-looking statements, including statements about the Company’s expectations in regard to the impact the errors described above will have on its unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2023 and the anticipated filing of the Amended 10-Q. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, and which risks and uncertainties have been described in greater detail in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of the review, as applicable, of the Original 10-Q, the Amended 10-Q and the Company’s other filings with the Securities and Exchange Commission; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, the Company’s financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. The Company cautions you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report or an earlier date as may be indicated. The Company disclaims any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foxo Technologies Inc.

Dated: June 4, 2024	By:	/s/ Mark White
Mark White
Title: Interim Chief Executive Officer